                                                                    DELAWARE(SM)
                                                                    INVESTMENTS
                                                                    ------------

2000 Annual Shareholder Report
------------------------------
Delaware International Small Cap Fund

January 9, 2001

Dear Shareholder:

Recap of Events - The pace of global economic growth slowed this past year as tightening financial conditions, combined with the high price of oil, generally presented a challenge to businesses worldwide. During the year, the U.S. Federal Reserve Board, the European Central Bank, and, for the first time since 1990, even the Bank of Japan raised interest rates.

This tighter monetary environment has contributed to the generally weak performance of global equity markets. In a poor environment for stocks, returns in many overseas markets have been lackluster, while major U.S. equity indexes such as the Dow Jones Industrial Average and the S&P 500 Index were in negative territory year-to-date as of November 30, 2000. Much of the cautionary sentiment at home may have trickled down to markets in other parts of the world. As a result, the year was generally challenging for international investors.

Delaware International Small Cap Fund returned -5.32% during the fiscal year ended November 30, 2000 (Institutional Class shares at net asset value with distributions reinvested). For the fiscal year, your Fund posted a return similar to that of the Lipper International Small Cap Funds Average, which returned -5.27%. It outperformed its benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which returned -9.46%. Additional performance information can be found on page 6.

Despite a difficult year for investors in international equities, we believe there are some clear reasons for optimism in the months ahead. For one, many emerging market countries continue to adopt pro-business policy changes, providing newfound diversity to emerging market economies. Developed markets, meanwhile, are becoming more interdependent each year. China's entry into the World Trade Organization, for example, likely bodes well for most of Asia over the long

                                                              AR-179[--]CC1/01
term. The increasing globalization of financial markets and businesses is a very real trend that should encourage international investors who maintain a long-term perspective.

Market Outlook
We believe that the damage done in global equity markets by oil prices, rising interest rates, and a strong U.S. dollar, has in many cases been excessive. We think good values remain available in international markets, but we will need to remain focused on companies that we believe can produce sustained profitability.

We continue to believe that investing in overseas markets adds important diversification to your portfolio. Investments in non-U.S. stocks can provide opportunity for capital appreciation, but they also come with increased risks and volatility that call for a long investment time horizon. We think that investors in international markets who are committed to riding out market volatility can achieve capital appreciation over the long term. We commend you for remaining steadfast with regard to your international investments.

Thank you for your continued confidence and your commitment to Delaware Investments.


Sincerely,




/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review
---------------------------

Your Fund Managers

Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Gavin A. Hall joined Delaware in 1991. He began his investment career with Barings Investment Management Ltd., after attending Dulwich College. Mr. Hall previously was a Portfolio Manager and Research Analyst at Hill Samuel Investment Advisers Ltd.

The Fund's Results
During the first half of the fiscal year ended November 30, 2000, while we sat on the sidelines as many investors focused on technology stocks, Delaware International Small Cap Fund's performance struggled. Since then, investors seem to have become attuned to what we think are more realistic valuations. Your Fund made up some ground over the summer months of 2000 as the landscape generally began favoring a value style of investing, but the fall brought more market volatility. Your Fund finished the fiscal year ended November 30, 2000 with a loss of 5.32% (Institutional Class shares at net asset value with distributions reinvested), while the benchmark MSCI EAFE Index lost 9.46% for the same period. Our focus on undervalued areas of the market has begun to be rewarded, although our discipline was tested throughout much of the past fiscal year.

It is important to note that, where we have been able to find technology companies with sensible valuations, we have embraced the opportunities. Our investment in Miyachi Technos, a Japanese manufacturer of small-scale lasers in great demand from the telecommunications and optoelectronics industries, returned nearly 300% for the year. ASM Pacific, a manufacturer of semiconductor production equipment based in Hong Kong, also performed well for the Fund, with the stock doubling before we sold the position.

Our investment process begins with a "top-down" approach to developing a country allocation. In selecting the allocation, we take into account factors such as long-term regional growth rates, currency values, and the ratio of market-capitalization-to-Gross Domestic Product within a country. Once our country allocation is in place, we select individual stocks using a bottom-up approach to fundamental analysis, always focusing on small-cap stocks we believe are undervalued.

Your Fund has had successes in both the Netherlands and France in the past year, with five investments there providing triple-digit percentage returns. One of these has been France's Remy Cointreau. In the early nineties, Remy Cointreau had overexpanded and lost its way. We saw there was a change in strategy at the company that was beginning to bear fruit, and which we believed would drive cash flow growth. Investors have now begun to recognize this, as evidenced by an increase in the price of the stock.

Our investments in Germany have yet to fulfill their potential. We have had some exposure to the engineering sector, where we believed that an increasingly undervalued currency would help kick-start operations. Generally, the corporate restructuring that we had also anticipated in this sector has been somewhat disappointing. We remain optimistic, however, that potential remains and that it will be realized.

Results in the U.K. have been mixed. We have been positioned in a number of food and beverage companies that seem to have been ignored by investors. We remain overweight versus the benchmark in the U.K., as we view equities there as fundamentally mispriced relative to their ability to generate dividend flow and growth. Our overweight position has increased throughout the year. U.K. market performance has trailed world stock indexes, and we believe we have found new companies left by the wayside. We are finding that as the technology boom unwinds, there are some jewels among frequently discarded technology stocks in the U.K.

In our opinion, corporate U.K. is going through a period of reconstruction similar to that seen in the U.S. several years ago. Such transformations are not always apparent on the surface, but positive change can be found upon scrutiny. We are optimistic that our U.K. holdings can generate attractive top- and bottom-line growth, and believe we are in a good position to take advantage of another wave of mispricing in technology.

Though currently underweight in Japan, we remain optimistic about the small-cap climate there and are looking for opportunities that will allow us to take advantage of market gains. Our assessment is based on a combination of valuations and unrecognized earnings potential. We strongly believe that many of Japan's small-cap companies are poised to improve profitability over the coming years as they hone their sales and marketing efforts and undertake some fairly radical cost reduction exercises. These measures have the potential to generate explosive profit growth and place such companies on a firm platform for strong future performance. Our most recent investment in Japan is the retailer Otsuka Kagu.

In other areas, we have more holdings in France than our benchmark and fewer than the benchmark in Australia. This positioning has worked well, as markets in France have performed well and Australian markets have disappointed. Our approach to Australia and New Zealand reflects the fact that we see few opportunities in the small-cap portion of the market.

Outlook
Overall, we believe that by remaining true to our investment strategy during a very trying period we have been able to position the Fund well for the future. Our strategy will continue to be driven by the assessment of potential U.S. dollar returns from both markets and securities. We are confident that the international small-cap arena will continue providing a significant pool of undervalued companies and has the potential to generate attractive returns.

-----------------
This annual report is for the information of Delaware International Small Cap Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies. You should read the Fund's prospectus carefully before you invest or send money.

Delaware International Small Cap Fund
Top 10 Countries
As of November 30, 2000

                         Percentage
Country                 of Net Assets
-------                 -------------
U.K.                         34.2%
Japan                        14.7%
France                       10.0%
Germany                       9.1%
Netherlands                   6.3%
Singapore                     5.4%
Hong Kong                     4.5%
Switzerland                   2.9%
Australia                     2.3%
New Zealand                   1.8%



Delaware International Small Cap Fund
-------------------------------------

Fund Objective
The Fund seeks long-term capital appreciation.

Total Fund Net Assets
As of November 30, 2000
$3.69 million

Number of Holdings
As of November 30, 2000
81

Performance Summary

Delaware International Small Cap Fund
-------------------------------------

Average Annual Total Returns Through November 30, 2000

                                                    Lifetime      One Year

Delaware International Small Cap Fund
   Institutional Class (Est. 12/19/97)                +7.28%        -5.32%

Morgan Stanley EAFE Index                             +8.67%        -9.46%
Lipper International Small Cap Class (83 Funds)      +17.26%        -5.27%

All performance shown above assumes reinvestment of distributions. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

As of the date of this report, one share of Class A is outstanding. Performance for Class A can be expected to vary due to different charges and expenses. No front-end sales charge or 12b-1 fees were actually imposed on A Class shares for the period and no B or C Class shares were offered.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Management fees were waived during the reporting period, and without this waiver performance would have been reduced.

The MSCI EAFE Index is an unmanaged composite of international stocks in established markets.

An expense limitation was in effect for all classes of Delaware International Small Cap Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Foreign investments are subject to risks not ordinarily associated with domestic investments (i.e., currency, economic, and political risks). In addition, many small cap stocks involve greater risk than investments in large cap stocks. Past performance does not guarantee future results.

Delaware International Small Cap Fund Performance
-------------------------------------------------

Growth of a $10,000 Investment
December 19, 1997 through November 30, 2000


[GRAPHIC OMITTED]


                   Delaware International
                          Small Cap
                     Fund Institutional
                        Class Shares             MSCI EAFE Index

12-19-97                  $10,000                   $10,000
 5-31-98                  $11,494                   $11,622
11-30-98                  $10,588                   $11,678
 5-31-99                  $11,627                   $12,163
11-30-99                  $12,996                   $14,180
 5-31-00                  $11,774                   $14,283
11-30-00                  $12,305                   $12,839

              ------------------------------------------------
              The chart assumes $10,000 invested on December 19, 1997. After the initial date of investment, returns were plotted on the chart as of the end of each May and November. Performance for Delaware International Small Cap Fund includes the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

              An expense limitation was in effect for all classes of Delaware International Small Cap Fund during the period. Performance would have been lower if the expense limitation was not in effect.

   Statement of Net Assets


   DELAWARE INTERNATIONAL SMALL CAP FUND
   -----------------------------------------------------------------------------

                                                                                      Number of                   Market
   November 30, 2000                                                                   Shares                  Value (U.S.$)
   -----------------------------------------------------------------------------------------------------------------------
   Common Stock - 96.59%
   Australia - 2.30%
 * Gropep Limited                                                                       31,685                  $  53,388
   Simeon Wines                                                                         23,600                     31,315
                                                                                                                ---------
                                                                                                                   84,703
                                                                                                                ---------
   Denmark - 1.21%
   Bang & Olufsen Holding Class B                                                        1,044                     44,802
                                                                                                                ---------
                                                                                                                   44,802
                                                                                                                ---------
   Finland - 0.57%
   Huhtamaki Van Leer Oyj                                                                  600                     13,676
   Talentum                                                                              1,200                      7,451
                                                                                                                ---------
                                                                                                                   21,127
                                                                                                                ---------
   France - 10.03%
   Boiron                                                                                  600                     36,525
   Carbone Lorraine                                                                        700                     30,894
   Fimalac                                                                               1,500                     49,583
   IMV Technologies                                                                      1,600                     26,437
   Manitou                                                                                 600                     54,788
   Mecatherm                                                                             1,150                     37,004
   Norbert Dentressangle                                                                 1,560                     24,433
   Remy Cointreau                                                                        1,120                     39,983
   Royal Canin                                                                             380                     38,235
   Walter                                                                                  430                     32,347
                                                                                                                ---------
                                                                                                                  370,229
                                                                                                                ---------
   Germany - 9.07%
   AGIV                                                                                  2,420                     24,202
 * Babcock Borsig                                                                          850                     34,743
   Boewe Systec                                                                          1,870                     39,030
   Cewe Color Holding                                                                    2,500                     41,526
   Escada                                                                                  450                     36,786
   FAG Kugelfischer Georg Schaefer                                                       9,560                     65,846
   KSB                                                                                     350                     25,659
   Ludwig Beck                                                                           6,103                     66,927
                                                                                                                ---------
                                                                                                                  334,719
                                                                                                                ---------
   Hong Kong - 4.53%
   Cafe De Coral Holdings                                                              110,000                     41,956
   Chen Hsong Holdings                                                                 280,000                     43,078
   Hung Hing Printing Group                                                            104,000                     40,001
   South China Morning Post (Holdings)                                                  64,000                     42,257
                                                                                                                ---------
                                                                                                                  167,292
                                                                                                                ---------


                                                                                      Number of                  Market
   Delaware International Small Cap Fund                                               Shares                 Value (U.S.$)
   -----------------------------------------------------------------------------------------------------------------------
   Common Stock (continued)
   Italy - 1.36%
   Carraro                                                                               8,000                  $  21,567
   La Doria                                                                             15,000                     28,698
                                                                                                                ---------
                                                                                                                   50,265
                                                                                                                ---------
   Japan - 14.68%
   Arcland Sakamoto                                                                      4,000                     46,518
   Aronkasei                                                                            15,000                     50,845
   Daitec                                                                                3,000                     29,750
   Getz Brothers                                                                        10,000                     46,428
   Kayaba Industry                                                                      29,000                     47,320
   Miyachi Technos                                                                       2,280                     94,550
   Nagawa                                                                                8,000                     41,109
   Otsuka Kagu                                                                           1,100                     67,334
   Takara Printing                                                                       6,500                     57,133
   Ube-Nitto Kasei                                                                      14,000                     34,456
   Zuiko                                                                                 3,000                     26,261
                                                                                                                ---------
                                                                                                                  541,704
                                                                                                                ---------
   Netherlands - 6.34%
   Ahrend                                                                                2,000                     30,612
   Draka Holding                                                                         1,000                     49,570
   ICT Automatisering                                                                    1,500                     50,222
   Stork                                                                                 2,100                     23,194
   Unique International                                                                  1,500                     31,960
   Van Melle                                                                             2,000                     48,353
                                                                                                                ---------
                                                                                                                  233,911
                                                                                                                ---------
   New Zealand - 1.78%
   Restaurant Brands New Zealand                                                        36,214                     18,970
   The Warehouse Group                                                                  19,200                     46,753
                                                                                                                ---------
                                                                                                                   65,723
                                                                                                                ---------
   Norway - 1.51%
   Nera                                                                                 11,784                     55,599
                                                                                                                ---------
                                                                                                                   55,599
                                                                                                                ---------
   Singapore - 5.42%
   Asia Pacific Breweries                                                               13,000                     28,014
 * Capitaland Limited                                                                    7,000                     11,174
   Courts (Singapore) Limited                                                           65,000                     20,010
   Overseas Union Bank                                                                  10,392                     46,803
   Singapore Airport Terminal Services                                                  31,000                     30,574
   SMRT Corporation                                                                    160,000                     63,394
                                                                                                                ---------
                                                                                                                  199,969
                                                                                                                ---------


                                                                                     Number of                   Market
   Delaware International Small Cap Fund                                               Shares                 Value (U.S.$)
   -----------------------------------------------------------------------------------------------------------------------
   Common Stock (continued)
   Spain - 0.59%
   Portland Valderrivas                                                                  1,200                  $  21,905
                                                                                                                ---------
                                                                                                                   21,905
                                                                                                                ---------
   Switzerland - 2.93%
   Lindt & Spruengli                                                                        20                    108,295
                                                                                                                ---------
                                                                                                                  108,295
                                                                                                                ---------
   Taiwan - 0.09%
 * Yageo GDR                                                                               708                      3,347
                                                                                                                ---------
                                                                                                                    3,347
                                                                                                                ---------
   United Kingdom - 34.18%
   Arriva                                                                               10,580                     39,695
   Body Shop International                                                              43,469                     64,926
   Bovis Homes Group                                                                    10,700                     57,991
   Bristol Water Holdings                                                                2,550                     32,102
   Cobham                                                                                2,449                     39,975
   Dairy Crest Group                                                                    30,000                     96,872
   Fuller Smith & Turner                                                                 6,100                     32,974
 * Generics Group                                                                           56                     16,729
   Glynwed International                                                                14,400                     39,944
   H.P. Bulmer Holdings                                                                  9,059                     60,566
   Harvey Nichols                                                                       26,600                     66,217
   Hewden Stuart                                                                        27,000                     43,593
   IMI                                                                                  13,400                     40,363
   Laird Group                                                                          18,200                     83,105
   Laporte                                                                               8,430                     65,654
   Northern Foods                                                                       55,300                    111,703
   Pendragon                                                                            17,896                     43,786
   Persimmon                                                                            14,100                     47,837
   PizzaExpress                                                                          8,100                     74,952
   Rexam                                                                                23,620                     76,187
   TT Group                                                                             24,200                     44,408
 * TTP Communications                                                                   13,960                     45,674
   Wilshaw                                                                              70,800                     36,508
                                                                                                                ---------
                                                                                                                1,261,761
                                                                                                                ---------
   Total Common Stock
      (cost $3,955,944)                                                                                         3,565,351
                                                                                                                ---------


                                                                                     Principal                   Market
   Delaware International Small Cap Fund                                               Amount                 Value (U.S.$)
   -----------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements - 4.14%
   With BNP Paribas 6.48% 12/1/00 (dated 11/30/00,
      collateralized by $23,000 U.S. Treasury Notes 5.50% due
      8/31/01, market value $22,403 and $33,000 U.S. Treasury Notes
      5.875% due 10/31/01, market value $31,768)                                      $ 53,000                 $   53,000
   With Chase Manhattan 6.45% 12/1/00 (dated 11/30/00,
      collateralized by $31,000 U.S. Treasury Notes 5.50% due
      3/31/03, market value $30,438 and $26,000 U.S. Treasury
      Notes 4.25% due 11/15/03, market value $24,293)                                   53,300                     53,300
   With J.P. Morgan 6.45% 12/1/00 (dated 11/30/00,
      collateralized by $47,000 U.S. Treasury Notes 6.625% due
      4/30/02, market value $47,678)                                                    46,700                     46,700
                                                                                      --------                 ----------
   Total Repurchase Agreements
      (cost $153,000)                                                                                             153,000
                                                                                                               ----------
   Total Market Value of Securities - 100.73%
      (cost $4,108,944)                                                                                         3,718,351
   Liabilities Net of Receivables and Other Assets - (0.73%)                                                      (27,116)
                                                                                                               ----------
   Net Assets Applicable to 442,624 Shares
      Outstanding - 100.00%                                                                                    $3,691,235
                                                                                                               ----------
   Net Asset Value - Delaware International Small Cap Fund A Class
      ($12.30 / 1.475 shares)                                                                                  $     8.34
                                                                                                               ----------
   Net Asset Value - Delaware International Small Cap Fund Institutional Class
      ($3,691,223 / 442,623 shares)                                                                            $     8.34
                                                                                                               ----------

   Components of Net Assets at November 30, 2000:
   Shares of beneficial interest (unlimited authorization - no par)                                            $3,770,041
** Undistributed net investment income                                                                             81,996
   Accumulated net realized gain on investments                                                                   230,660
   Net unrealized depreciation of investments and foreign currencies                                             (391,462)
                                                                                                               ----------
   Total net assets                                                                                            $3,691,235
                                                                                                               ----------


   -----------------------------------------------------------------------------
 * Non-income producing security for the year ended November 30, 2000.
** Undistributed net investment income includes net realized gains
   (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

   GDR - Global Depositary Receipt


   Delaware International Small Cap Fund
   ----------------------------------------------------------------------------------------------------------------------
   Net Asset Value and Offering Price per Share -
   Delaware International Small Cap Fund
   Net asset value A Class (A)                                                                                 $    8.34
   Sales charge (5.75% of offering price or 6.12% of the amount
      invested per share) (B)                                                                                        0.51
                                                                                                               ----------
   Offering price                                                                                              $     8.85
                                                                                                               ----------


   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Operations


Year Ended November 30, 2000                                         Delaware International Small Cap Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                            $144,100
Interest                                                                8,291
Foreign tax withheld                                                  (14,424)                   $ 137,967
                                                                     --------                    ---------

Expenses:
Management fees                                                        46,641
Custodian fees                                                          2,392
Professional fees                                                       1,734
Dividend disbursing and transfer agent fees and expenses                1,717
Accounting and administration expenses                                  1,508
Trustees' fees                                                          1,364
Reports and statements to shareholders                                    730
Taxes (other than taxes on income)                                        382
Registration fees                                                         300                       56,768
                                                                     --------
Less expenses absorbed or waived                                                                    (9,900)
Less expenses paid indirectly                                                                         (252)
                                                                                                 ---------
Total expenses                                                                                      46,616
                                                                                                 ---------

Net Investment Income                                                                               91,351
                                                                                                 ---------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
   Investments                                                                                     230,478
   Foreign currencies                                                                               (7,489)
                                                                                                 ---------
Net realized gain                                                                                  222,989
Net change in unrealized appreciation/
 depreciation of investments and foreign currencies                                               (522,860)
                                                                                                 ---------

Net Realized and Unrealized Loss
   on Investments and Foreign Currencies                                                          (299,871)
                                                                                                 ---------

Net Decrease in Net Assets Resulting from Operations                                             $(208,520)
                                                                                                 ---------


                             See accompanying notes

Statements of Changes in Net Assets

                                                                             Delaware International Small Cap Fund
------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                                 11/30/00                11/30/99

Net Increase (Decrease) in Net Assets Resulting from Operations
Net investment income                                                          $   91,351              $   60,820
Net realized gain on investments and foreign currencies                           222,989                 618,585
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                                            (522,860)                 45,562
                                                                               ----------------------------------
Net increase (decrease) in net assets resulting from operations                  (208,520)                724,967
                                                                               ----------------------------------

Distributions To Shareholders From:
Net investment income:
    A Class                                                                             -                       -
    Institutional Class                                                           (50,869)                (63,530)

Net realized gain on investments:
    A Class                                                                            (2)                      -
    Institutional Class                                                          (629,317)                (26,471)
                                                                               ----------------------------------
                                                                                 (680,188)                (90,001)
                                                                               ----------------------------------

Capital Share Transactions:
Net asset value of shares issued upon reinvestment of distributions:
    A Class                                                                             2                       -
    Institutional Class                                                           680,186                  90,001
                                                                               ----------------------------------
                                                                                  680,188                  90,001
                                                                               ----------------------------------
Increase in net assets derived from capital share transactions                    680,188                  90,001
                                                                               ----------------------------------

Net Increase (Decrease) In Net Assets                                            (208,520)                724,967

Net Assets:
Beginning of period                                                             3,899,755               3,174,788
                                                                               ----------------------------------
End of period                                                                  $3,691,235              $3,899,755
                                                                               ----------------------------------

                             See accompanying notes

FINANCIAL HIGHLIGHTS


Selected data for each share of the Fund outstanding
throughout each period were as follows:                         Delaware International Small Cap Fund Institutional Class(4)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                               12/19/97(1)
                                                                             Year Ended                             To
                                                                  11/30/00                11/30/99               11/30/98
                                                                 ---------------------------------------------------------

Net asset value, beginning of period                               $10.730                 $9.000                 $8.500

Income (loss) from investment operations:
   Net investment income2                                            0.209                  0.168                  0.191
   Net realized and unrealized gain (loss) on investments
     and foreign currencies                                         (0.727)                 1.817                  0.309
                                                                   -----------------------------------------------------
   Total from investment operations                                 (0.518)                 1.985                  0.500
                                                                   -----------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                             (0.140)                (0.180)                   -
   Distributions from net realized gain on investments              (1.732)                (0.075)                   -
                                                                   -----------------------------------------------------
   Total dividends                                                  (1.872)                (0.255)                   -
                                                                   -----------------------------------------------------

Net asset value, end of period                                     $ 8.340                $10.730                 $9.000
                                                                   -----------------------------------------------------

Total return(3)                                                     (5.32%)                22.74%                  5.88%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                        $ 3,691                $ 3,900                 $3,175
    Ratio of expenses to average net assets                          1.25%                  1.25%                  1.25%
    Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                        1.52%                  1.57%                  2.05%
    Ratio of net investment income to average net assets             2.45%                  1.71%                  2.25%
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly            2.18%                  1.39%                  1.45%
    Portfolio turnover                                                 22%                    96%                     4%

--------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) Shares of the Delaware International Small Cap Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the A Class sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000. This shareholder data is not being disclosed because the data is not believed to be meaningful.


                             See accompanying notes

Notes to Financial Statements


November 30, 2000

Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Global Bond Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Fund. These financial statements and related notes pertain to the Delaware International Small Cap Fund (the "Fund"). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%, the B Class carries a back-end contingent deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge. As of November 30, 2000, only the A and Institutional Classes have commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation investing primarily in equity securities of smaller non-U.S. companies which may include companies located or operating in established or emerging countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions- Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the Statement of Operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $86 for the year ended November 30, 2000. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained which are used to offset custody fees. These credits were $166 for the year ended November 30, 2000. The expenses paid under the above agreement are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "Expenses paid indirectly".

2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager of the fund, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of net assets of the Fund, 1.20% on the next $500 million, 1.15% on the next $1.5 billion and 1.10% on net assets in excess $2.5 billion.

DIAL has elected to waive its fees and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commission, extraordinary expenses and distribution fees, exceed 1.25% of the average daily net assets of the Fund through January 31, 2001. At November 30, 2000 the Fund had a liability for expenses payable to DIAL and affiliates of $2,363.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of Delaware International Advisers Ltd. (DIAL), to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had liabilities for such fees and other expenses payable to DSC of $316.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected voluntarily to waive such fees at this time. At November 30, 2000 the Fund had a liability for such fees and other expenses payable to DDLP of $1,241.

Certain officers of DIAL, DSC, DDLP and their affiliates are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2000, the Fund made purchases of $917,026 and sales of $787,219 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 2000, the aggregate cost of securities for federal tax purposes was $4,108,944. At November 30, 2000, the net unrealized depreciation for federal income tax purposes aggregated $390,593 of which $340,922 related to unrealized appreciation of securities and $731,515 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:


                                             Year          Year
                                            Ended         Ended
                                           11/30/00      11/30/99
                                          ---------      --------
Shares sold:
A Class                                          -             -
Institutional Class                              -             -

Shares issued upon reinvestment
of distributions:
A Class                                          -             -
Institutional Class                         79,276        10,405
                                            --------------------
                                            79,276        10,405
                                            --------------------

Shares repurchased:
A Class                                          -             -
Institutional Class                              -             -
                                            --------------------
                                                 -             -
                                            --------------------
Net increase                                79,276        10,405
                                            ====================


5. Line Of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of the fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding at November 30, 2000, or at any time during the fiscal year.

6. Foreign Exchange Contracts
The Fund may enter into forward foreign exchange currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward currency exchange contracts were outstanding at November 30, 2000.

7. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. Securities exempt from registration pursuant to Rule 144A under the

Securities Act of 1933, as amended, may be determined to be liquid or illiquid based on factors set by the Board of Trustees. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

                   (A)                       (B)
                   Long-Term
                   Capital Gains             Ordinary          Total
                   Distributions             Income            Distribution
                   (Tax Basis)               Distribution      (Tax Basis)


                        61%                       39%               100%


(A) and (B) are based on a percentage of the Fund's total distributions.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Global & International Funds -
Delaware International Small Cap Fund

We have audited the accompanying statement of net assets of Delaware International Small Cap Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware International Small Cap Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                /s/ Ernst & Young LLP
                                                -----------------------------

Philadelphia, Pennsylvania
January 5, 2001